Exhibit 99.1
For Immediate Release
Contact: Gene Cassis, Vice President of Investor Relations, 508-482-2349
WATERS CORPORATION UPDATES BUSINESS CONDITIONS
Milford, MA, January 12, 2009 — Waters Corporation (NYSE: WAT) announced today that fourth quarter 2008 preliminary sales are approximately $418 million.
On December 11, 2008, the Company revised its fourth quarter 2008 sales and earnings outlook due to anticipated reduced sales volume resulting from weaker global economic conditions, constrained capital spending and unfavorable foreign currency translation impacts. In the revised outlook, the Company anticipated achieving fourth quarter 2008 revenues in the range of $410 million to $420 million.
In addition to the effects of unfavorable foreign currency translation, factors that appeared to significantly influence fourth quarter 2008 revenues include: slower spending by more economically sensitive chemical manufacturers, continued weak demand from the global pharmaceutical industry and reduced sales in some developing economies, offset to a degree by stable sales growth of the Company’s recurring revenue product lines and continued strong sales growth in China.
Waters plans to present a detailed analysis of its fourth quarter and full year 2008 business results in its fourth quarter earnings release and subsequent conference call scheduled for January 27, 2009, at 8:30 a.m. eastern time. To listen to the conference call, connect to Waters’ website www.waters.com, choose “Investors” and click on the live webcast. A replay of the webcast will be available until February 3rd at midnight eastern time.

Looking at 2009, market trends that may influence the Company’s 2009 performance include an anticipated continuation of challenging market conditions experienced during the fourth quarter of 2008 into the first half of 2009 and an adverse effect of foreign currency translation on revenues from overseas shipments, based on current exchange rate trends. Operationally, we anticipate that new instrument system introductions and continued growth of the Company’s recurring revenue lines should benefit sales, while prudent expense management and continued optimization of the Company’s manufacturing strategy should benefit operating profits. As a result of these market trends and operational activities, the Company at present expects to generate significant free cash flow to fund select acquisitions and continue its stock repurchase program. Waters plans to present a more detailed outlook of its 2009 business prospects, including anticipated sales and earnings, in its fourth quarter earnings release and subsequent conference call scheduled for January 27, 2009.
About Waters Corporation:
Waters Corporation creates business advantage for laboratory-dependent organizations by delivering practical and sustainable innovation to enable significant advancements in such areas as healthcare delivery, environmental management, food safety, and water quality worldwide.
Pioneering a connected portfolio of separations science, laboratory information management, mass spectrometry and thermal analysis, Waters technology breakthroughs and laboratory solutions provide an enduring platform for customer success.
With revenue of $1.47 billion in 2007 and 5,000 employees, Waters is driving scientific discovery and operational excellence for customers worldwide.
CAUTIONARY STATEMENT
This release may contain “forward-looking” statements regarding future results and events, including statements regarding expected financial results, future growth and customer demand that involve a number of risks and uncertainties. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “believes”, “anticipates”, “plans”,

“expects”, “intends”, “appears”, “estimates”, “projects”, “should” and similar expressions are intended to identify forward-looking statements. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this release for a variety of reasons, including and without limitation, the unpredictable impact on demand of the current global economic deterioration and recession, the impact of changes in accounting principles or tax rates including the effect of recently restructuring certain legal entities, the ability to access capital in volatile market conditions, fluctuations in capital expenditures by the Company’s customers, in particular large pharmaceutical companies, regulatory and/or administrative obstacles to the timely completion of purchase order documentation, introduction of competing products by other companies, such as improved research-grade mass spectrometers, and/or higher speed and/or more sensitive liquid chromatographs, pressures on prices from competitors and/or customers, regulatory obstacles to new product introductions, lack of acceptance of new products, other changes in the demands of the Company’s healthcare and pharmaceutical company customers, changes in distribution of the Company’s products, risks associated with lawsuits and other legal actions particularly involving claims for infringement of patents and other intellectual property rights, and foreign exchange rate fluctuations affecting translation of the Company’s future non-U.S. operating results. Such factors and others are discussed more fully in the section entitled “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2007 and quarterly report on Form 10-Q for the period ended September 27, 2008 as filed with the Securities and Exchange Commission (the “SEC”), which “Risk Factors” discussion is incorporated by reference in this release. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release report and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.